Exhibit 99.2

 Bread FinancialThird Quarter 2022 Results  ©2022 Bread Financial | Confidential & Proprietary  1  Ralph Andretta  President & CEO  Perry Beberman  EVP & CFO  October 27, 2022

 Forward-Looking Statements  This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, initiation or completion of strategic initiatives, including the ability to realize the intended benefits of the spinoff of our former LoyaltyOne® segment, future dividend declarations, future economic conditions, including, but not limited to, market conditions, persistent inflation, rising interest rates, the increased probability of a recession and related impacts on consumer behavior, future legislative or regulatory actions that could have impact on our business and results of operations, including any such actions that may be taken with respect to late fees, interchange fees, or other charges, developments in the geopolitical environment, including the war in Ukraine, and the ongoing effects of the global COVID-19 pandemic, all of which factors remain difficult to predict.   We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section and elsewhere in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.  Non-GAAP Financial Measures  We prepare our Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States of America (GAAP). However, certain information included within this presentation, constitutes non-GAAP financial measures. Our calculations of non-GAAP financial measures may differ from the calculations of similarly titled measures by other companies. In particular, Pretax pre-provision earnings (PPNR) is calculated by increasing/decreasing Income from continuing operations before income taxes by the net build/release in Provision for credit losses. We use PPNR as a metric to evaluate our results of operations before income taxes, excluding the volatility that can occur within Provision for credit losses. Tangible common equity over Tangible assets (TCE/TA) represents Total stockholders’ equity reduced by Goodwill and intangible assets, net, (TCE) divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. We use TCE/TA as a metric to evaluate the Company’s capital adequacy and estimate its ability to cover potential losses. Tangible book value per common share represents TCE divided by shares outstanding. We use Tangible book value per common share as a metric to estimate the Company’s potential value in relation to tangible assets per share. We believe the use of these non-GAAP financial measures provide additional clarity in understanding our results of operations and trends. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the Reconciliation of GAAP to Non-GAAP Financial Measures that follows.   ©2022 Bread Financial  2

 Remain focused on driving sustainable, profitable growth  Advanced technology modernization to further operating efficiencies and innovation  Seasoned financial services industry executive leadership with successful history of managing through full economic cycles  Improved financial resilience provides increased confidence in our outlook  ©2022 Bread Financial | Confidential & Proprietary  3  Key Highlights  ©2022 Bread Financial  3  Quality growth with strong core performance trends   Growth continues to accelerate as average and end-of-period loans increased 14% and 16%, respectively, versus 3Q21  Revenue growth of 15% and improved Net interest margin   Pretax pre-provision earnings* up 17% versus 3Q21; 6th consecutive quarter up double-digits  Improved funding mix with retail deposit growth of 70% versus 3Q21 and 24% versus 2Q22   Robust business development activity and pipeline  * Pretax pre-provision earnings is a non-GAAP financial measure. See the Reconciliation of GAAP to Non-GAAP Financial Measures that follows.

 ©2022 Bread Financial  Business Development Highlights  New & Renewed Brand Partners  Select New Bread Pay Partners  4  Enables virtual card for a frictionless consumer and merchant experience  Sales finance lending platform providing distribution in diversified verticals  125+ integrated merchants  New Innovative Bread Pay In-Store Technology Solutions

 Third Quarter 2022 Financial Highlights  5  Credit sales of $7.7 billion up 4% in 3Q22 versus 3Q21  Third quarter average loans of $17.6 billion were up 14% versus 3Q21  Revenue increased 15% versus 3Q21, while total non-interest expenses increased 13%  Income from continuing operations of $134 million was down 35% versus 3Q21, as PPNR growth was more than offset by higher provision for credit losses in 3Q22  Credit performance metrics continued to normalize, as expected  $979 million  Revenue  $134 million  Net Income  $2.69  Diluted EPS  5  ©2022 Bread Financial

Financial Results – Continuing Operations

($ in millions, except per share)	3Q22	3Q21	$ Chg	% Chg	YTD '22	YTD '21	$ Chg	%Chg
Total interest income	$1,218	$994	$224	23 %	$3,359	$2,851	$508	18 %
Total interest expense	133	91	42	47	308	298	10	3
Net interest income	**1,085**	**903**	**182**	**20**	**3,051**	**2,553**	**498**	**20**
Total non-interest income	(106)	(52)	(54)	103	(258)	(137)	(121)	90
Revenue	**979**	**851**	**128**	**15**	**2,793**	**2,416**	**377**	**16**
Net principal losses	218	151	67	44	656	543	113	21
Reserve build (release)	86	10	76	nm	246	(363)	609	nm
Provision for credit losses	304	161	143	89	902	180	722	nm
Total non-interest expenses	486	431	55	13	1,383	1,256	127	10
Income before income taxes	**189**	**259**	**(70)**	**(27)**	**508**	**980**	**(472)**	**(48)**
Provision for income taxes	55	53	2	2	150	243	(93)	(39)
Net income	**$134**	**$206**	**(72)**	**(35) %**	**$358**	**$737**	**$(379)**	**(51) %**
Net income per diluted share	$2.69	$4.11	$(1.42)	(35) %	$7.16	$14.74	$(7.58)	(51) %
Weighted avg. shares outstanding – diluted	49.9	50.0			50.0	50.0		
Pretax pre-provision earnings (PPNR)*	**$493**	**$420**	**$73**	**17 %**	**$1,410**	**$1,160**	**$250**	**21 %**

** Pretax pre-provision earnings is a non-GAAP financial measure. See the Reconciliation of GAAP to Non-GAAP Financial Measures that follows.*
nm – not meaningful


PPNR Growth*
+17%
+21%
$420
$493
$1,160
$1,410
3Q21
3Q22
YTD '21
YTD '22
$ in millions

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 Net Interest Margin  Average interest-bearing liabilities   ($ in billions)  Loan yield Avg. earning asset yield Net interest margin   Cost of total interest-bearing liabilities Cost of deposits  Average interest-earning assets   ($ in billions)  7  ©2022 Bread Financial

Credit Quality and Allowance

Delinquency Rates


5 year Max rate: 6.0%
5 year Avg rate: ~5%
5 year Min rate: 3.3%
4.7%
4.4%
3.8%
3.3%
3.8%
3.9%
4.1%
4.4%
5.7%(1)
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Net Loss Rates


5 year Max rate: 7.6%
5 year Avg rate: ~6%
5 year Min rate: 3.9%
5.8%
6.0%
5.0%
5.1%
3.9%
4.4%
4.8%
5.6%(2)
5.0%(3)
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Reserve Rates

($ in millions)


$2,081
$2,008
$1,843
$1,635
$1,645
$1,832
$1,826
$1,992
$2,073
13.3%
12.0%
11.9%
10.4%
10.5%
10.5%
10.8%
11.2%
11.4%
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
ACL balance
Reserve rate(4)

Revolving Credit Risk Distribution

(Vantage score)


14% 29% 57%
12% 28% 60%
12% 27% 61%
10% 26% 64%
12% 26% 62%
12% 26% 62%
12% 27% 61%
12% 27% 61%
13% 27% 60%
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
Greater than 660
601-660
600 or below

(1) *The 3Q22 Delinquency rate was impacted by the transition of our credit card processing services.*
(2) *The 2Q22 Net loss rate includes a 30 basis point increase from the effects of the purchase of previously written-off accounts that were sold to a third-party debt collection agency.*
(3) *The 3Q22 Net loss rate was impacted by the transition of our credit card processing services. Excluding this impact, which is timing-related, the Net loss rate for the quarter would have been higher.*
(4) *Calculated as the percentage of the Allowance for credit losses to end-of-period Credit card and other loans.*

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 2022 Financial Outlook  Full Year 2021  Actuals  Full Year 2022  Outlook  Commentary  Average loans   $15,656 million  Up low   double digits  Continued sales growth and net partner additions driving sustainable, profitable growth  Expect the year-end loan balance to be between $21 and $22 billion as a result of successful new business development activities in 2022  Revenue  $3,272 million  Aligned with loan growth  Net interest income growth is expected to be favorable to full year average loan growth year-over-year, with a nominal benefit from continued Federal Reserve interest rate increases  Non-interest income year-over-year change is expected to partially offset the favorability in Net interest income  Total non-interest expenses  $1,684 million  Positive operating leverage  Includes a planned incremental strategic investment of more than $125 million in technology modernization, digital advancement, marketing, and product innovation driving future growth and efficiencies  We expect expenses will increase sequentially each quarter throughout 2022  We will manage the pace of investments to align with our full year revenue & growth outlook  Net loss rate  4.6%  Low-to-mid   5% range  Anticipate the full year net loss rate to be at the high end of our range  Expect credit metrics to normalize in 2022 off of historically low rates, yet remain below our historical through-the-cycle average of approximately 6.0% for the full year  9  ©2022 Bread Financial

 Strengthened Financial Resilience  Transforming our Company to deliver sustainable, profitable growth with an expectation to outperform historic loss levels  10  Enhanced credit risk management and underlying credit distribution   Improved balance sheet strength and funding mix  ©2022 Bread Financial  Strong corporategovernance  Prudent balance sheetmanagement  Disciplined expense management  Proactive risk management  Loan loss reserve materially higher  Capital ratios significantly improved  Increased mix of retail deposits  Diversification across products and partners  Prudent and proactive line management  Active recession readiness playbook  Enhanced core capabilities  Credit mix shift to higher quality  Well-established risk appetite metrics  Reduced debt levels

 Appendix  ©2022 Bread Financial | Confidential & Proprietary  11

 Average Loans and Credit Sales  ($ in billions)  12  ©2022 Bread Financial

 Total Non-Interest Expenses  $ in millions  +10%  Total non-interest expenses were up 13% versus 3Q21  Employee compensation and benefit costs increased 20%, primarily driven by increased salaries, continued digital and technology modernization-related hiring, incentive compensation, and higher volume-related staffing levels  Information processing and communication expenses increased as a result of our transition of credit card processing services  Other expenses decreased primarily due to decreased legal and other business activity costs  -2%  2%  20%  39%  24%  29%  (22)%  13  ©2022 Bread Financial  +13%  -1%

Capital and Liquidity

Parent Level:

- Liquidity as of September 30, 2022, of $0.9 billion, consisting of cash on hand plus revolver capacity

Bank Level (Banks Combined):

- As of September 30, 2022, the banks finished the quarter with $3.5 billion in cash on hand and $3.5 billion in equity
- Total risk based capital ratio at 22.8% - over double the 10% threshold to be considered well-capitalized; CET1 at 21.4%
- Funding in place for expected growth outlook – with continued long-term strategic focus on retail deposit growth

Tangible Common Equity/ Tangible Assets Ratio(1)



+0.8%
7.2%
8.0%
9/30/2021
9/30/2022

Banks Combined Capital Ratios	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22
Common equity tier 1 capital ratio(2)	18.8%	18.4%	21.0%	22.1%	22.6%	20.0%	20.8%	20.1%	21.4%
Tier 1 capital ratio(3)	18.8%	18.4%	21.0%	22.1%	22.6%	20.0%	20.8%	20.1%	21.4%
Total risk-based capital ratio(4)	20.1%	19.7%	22.3%	23.4%	23.9%	21.3%	22.1%	21.5%	22.8%
Tier 1 leverage capital ratio(5)	16.1%	17.1%	17.8%	19.2%	19.5%	18.6%	18.2%	17.7%	18.0%

Capital Priorities

- Support Profitable Growth & Growth Investments
- Improve Capital Metrics
- Efficient Return of Capital to Shareholders

(1) Tangible common equity (TCE) represents Total stockholders' equity reduced by Goodwill and intangible assets, net. Tangible assets (TA) represents Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure.
(2) The Common equity tier 1 capital ratio represents common equity tier 1 capital divided by total risk-weighted assets.
(3) The Tier 1 capital ratio represents tier 1 capital divided by total risk-weighted assets.
(4) The Total risk-based capital ratio represents total capital divided by total risk-weighted assets.
(5) The Tier 1 leverage capital ratio represents tier 1 capital divided by total average assets, after certain adjustments.

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Summary Financial Highlights
Continuing Operations

($ in millions)	3Q22	3Q21	3Q22 vs 3Q21	2Q22	2Q22 vs 1Q22	YTD '22	YTD '21	YTD '22 vs YTD '21
Credit sales	$7,689	$7,380	4%	$8,140	(6)%	$22,716	$20,825	9%
Average credit card and other loans	$17,598	$15,471	14%	$17,003	3%	$17,084	$15,512	10%
End-of-period credit card and other loans	$18,126	$15,690	16%	$17,769	2%	$18,126	$15,690	16%
End-of-period direct-to-consumer deposits	$5,176	$3,052	70%	$4,191	24%	$5,176	$3,052	70%
Return on average assets(1)	2.4%	3.7%	(1.3)%	0.2%	2.2%	2.2%	4.5%	(2.3)%
Return on average equity(2)	22.8%	38.0%	(15.2)%	2.2%	20.6%	20.9%	52.2%	(31.3)%
Net interest margin(3)	19.9%	18.9%	1.0%	18.6%	1.3%	19.3%	18.0%	1.3%
Loan yield(4)	27.2%	25.6%	1.6%	25.0%	2.2%	25.9%	24.5%	1.4%
Efficiency ratio(5)	49.7%	50.6%	(0.9)%	52.9%	(3.2)%	49.6%	52.0%	(2.4)%
Tangible common equity / tangible assets ratio (TCE/TA)(6)	8.0%	7.2%	0.8%	7.5%	0.5%	8.0%	7.2%	0.8%
Tangible book value per common share(7)	$34.30	$31.18	10.0%	$31.75	8.0%	$34.30	$31.18	10.0%
Cash dividend declared per common share	$0.21	$0.21	—%	$0.21	—%	$0.63	$0.63	—%
30+ day delinquency rate	5.7%	3.8%	1.9%	4.4%	1.3%	5.7%	3.8%	1.9%
Net loss rate	5.0%	3.9%	1.1%	5.6%	(0.6)%	5.1%	4.7%	0.4%
Reserve rate	11.4%	10.5%	0.9%	11.2%	0.2%	11.4%	10.5%	0.9%

(1) Return on average assets represents annualized Income from continuing operations divided by average Total assets.
(2) Return on average equity represents annualized Income from continuing operations divided by average Total stockholders' equity.
(3) Net interest margin represents annualized Net interest income divided by average Total interest-earning assets.
(4) Loan yield represents annualized Interest and fees on loans divided by Average credit card and other loans.
(5) Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income.
(6) Tangible common equity (TCE) represents Total stockholders' equity reduced by Goodwill and intangible assets, net. Tangible assets (TA) represents Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure.
(7) Tangible book value per common share represents TCE divided by shares outstanding, and is a non-GAAP financial measure.

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Summary Financial Highlights

Continuing Operations

($ in millions)	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	YTD '21	YTD '22
Credit sales	$6,152	$7,657	$6,043	$7,401	$7,380	$8,778	$6,887	$8,140	$7,689	$20,825	$22,716
Year-over-year change	*(21)%*	*(18)%*	*(1)%*	*54%*	*20%*	*15%*	*14%*	*10%*	*4%*	*22%*	*9%*
Average credit card and other loans	$15,300	$15,759	$15,785	$15,282	$15,471	$16,086	$16,650	$17,003	$17,598	$15,512	$17,084
Year-over-year change	*(12)%*	*(13)%*	*(14)%*	*(5)%*	*1%*	*2%*	*5%*	*11%*	*14%*	*(6)%*	*10%*
End-of-period credit card and other loans	$15,599	$16,784	$15,537	$15,724	$15,690	$17,399	$16,843	$17,769	$18,126	$15,690	$18,126
Year-over-year change	*(13)%*	*(14)%*	*(12)%*	*(1)%*	*1%*	*4%*	*8%*	*13%*	*16%*	*1%*	*16%*
End-of-period direct-to-consumer deposits	$1,707	$1,700	$2,152	$2,398	$3,052	$3,180	$3,561	$4,191	$5,176	$3,052	$5,176
Year-over-year change	*57%*	*46%*	*81%*	*30%*	*79%*	*87%*	*66%*	*75%*	*70%*	*79%*	*70%*
Return on average assets[(1)]	2.1%	1.4%	4.9%	4.8%	3.7%	1.1%	4.0%	0.2%	2.4%	4.5%	2.2%
Return on average equity[(2)]	37.2%	21.3%	66.3%	56.4%	38.0%	11.1%	38.5%	2.2%	22.8%	52.2%	20.9%
Net interest margin[(3)]	16.1%	17.8%	17.7%	17.3%	18.9%	18.8%	19.4%	18.6%	19.9%	18.0%	19.3%
Loan yield[(4)]	23.9%	24.1%	23.8%	23.9%	25.6%	25.2%	25.6%	25.0%	27.2%	24.5%	25.9%
Efficiency ratio[(5)]	51.0%	63.4%	50.1%	55.5%	50.6%	50.0%	46.2%	52.9%	49.7%	52.0%	49.6%
Tangible common equity / Tangible assets ratio (TCE/TA)[(6)]	4.7%	3.7%	5.2%	6.4%	7.2%	6.6%	7.8%	7.5%	8.0%	7.2%	8.0%
Tangible book value per common share[(7)]	$20.68	$16.34	$21.32	$27.12	$31.18	$28.09	$31.87	$31.75	$34.30	$31.18	$34.30
Cash dividend declared per common share	$0.21	$0.21	$0.21	$0.21	$0.21	$0.21	$0.21	$0.21	$0.21	$0.63	$0.63
30+ day delinquency rate	4.7%	4.4%	3.8%	3.3%	3.8%	3.9%	4.1%	4.4%	5.7%	3.8%	5.7%
Net loss rate	5.8%	6.0%	5.0%	5.1%	3.9%	4.4%	4.8%	5.6%	5.0%	4.7%	5.1%
Reserve rate	13.3%	12.0%	11.9%	10.4%	10.5%	10.5%	10.8%	11.2%	11.4%	10.5%	11.4%

(1) Return on average assets represents annualized Income from continuing operations divided by average Total assets.

(2) Return on average equity represents annualized Income from continuing operations divided by average Total stockholders' equity.

(3) Net interest margin represents annualized Net interest income divided by average Total interest-earning assets.

(4) Loan yield represents annualized Interest and fees on loans divided by Average credit card and other loans.

(5) Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income.

(6) Tangible common equity (TCE) represents Total stockholders' equity reduced by Goodwill and intangible assets, net. Tangible assets (TA) represents Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure.

(7) Tangible book value per common share represents TCE divided by shares outstanding, and is a non-GAAP financial measure.

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Financial Results

Continuing Operations

($ in millions, except per share)	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	YTD '21	YTD '22
Total interest income	$915	$950	$942	$915	$994	$1,017	$1,068	$1,073	$1,218	$2,851	$3,359
Total interest expense	114	112	107	100	91	84	79	95	133	298	308
Net interest income	**801**	**838**	**835**	**815**	**903**	**933**	**989**	**978**	**1,085**	**2,553**	**3,051**
Total non-interest income	(47)	(69)	(33)	(51)	(52)	(78)	(68)	(85)	(106)	(137)	(258)
Revenue	**754**	**769**	**802**	**764**	**851**	**855**	**921**	**893**	**979**	**2,416**	**2,793**
Net principal losses	223	235	198	194	152	176	199	238	218	544	656
Reserve build (release)	(16)	(82)	(165)	(208)	9	187	(6)	166	86	(364)	246
Provision for credit losses	207	153	33	(14)	161	363	193	404	304	180	902
Total non-interest expenses	385	487	402	424	431	427	426	473	486	1,256	1,383
Income before income taxes	**162**	**129**	**367**	**354**	**259**	**65**	**302**	**16**	**189**	**980**	**508**
Provision for income taxes	47	55	99	91	53	4	91	4	55	243	150
Net income	**$115**	**$74**	**$268**	**$263**	**$206**	**$61**	**$211**	**$12**	**$134**	**$737**	**$358**
Net income per diluted share	$2.41	$1.54	$5.38	$5.25	$4.11	$1.21	$4.21	$0.25	$2.69	$14.74	$7.16
Weighted average shares outstanding – diluted	47.8	48.4	49.8	50.0	50.0	50.0	50.0	49.9	49.9	50.0	50.0
Pretax pre-provision earnings (PPNR)*	**$369**	**$282**	**$400**	**$340**	**$420**	**$428**	**$495**	**$420**	**$493**	**$1,160**	**$1,410**

** Pretax pre-provision earnings is a non-GAAP financial measure. See the Reconciliation of GAAP to Non-GAAP Financial Measures that follows.*

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Net Interest Margin

($ in millions)	3Q22 Average Balance	3Q22 Interest Income / Expense	3Q22 Average Yield / Rate	YTD 2022 Average Balance	YTD 2022 Interest Income / Expense	YTD 2022 Average Yield / Rate
Cash and investment securities	$4,235	$23	2.2%	$4,001	$34	1.1%
Credit card and other loans	17,598	1,195	27.2%	17,084	3,325	25.9%
Total interest-earning assets	**21,833**	**1,218**	**22.3%**	**21,085**	**3,359**	**21.2%**
Direct-to-consumer deposits (retail)	4,850	25	2.0%	3,998	42	1.4%
Wholesale deposits	7,001	41	2.4%	7,172	100	1.9%
Interest-bearing deposits	**11,851**	**66**	**2.2%**	**11,170**	**142**	**1.7%**
Secured borrowings	4,970	40	3.2%	5,098	88	2.3%
Unsecured borrowings	1,953	27	5.6%	1,978	78	5.2%
Interest-bearing borrowings	**6,923**	**67**	**3.9%**	**7,076**	**166**	**3.1%**
Total interest-bearing liabilities	**$18,774**	**$133**	**2.8%**	**$18,246**	**$308**	**2.2%**
Net Interest Income		**$1,085**			**$3,051**	
Net interest margin*		**19.9%**			**19.3%**	

** Net interest margin represents annualized Net interest income divided by average Total interest-earning assets.*

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©2022 Bread Financial
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    Financial Results  ($ in millions, except per share amounts)  3Q22  3Q21  $ Chg  % Chg  YTD ’22  YTD ’21  $ Chg  % Chg  Income from continuing operations, net of taxes  $134  $206  $(72)  (35)  %  $358  $737  $(379)  (51)  %  (Loss) income from discontinued operations, net of taxes  0  18  (18)  nm  (1)  46  (47)  nm  Net income  $134  $224  $(90)  (40)  %  $357  $783  $(426)  (54)  %  Net income per diluted share from continuing ops  $2.69  $4.11  $(1.42)  (35)  %  $7.16  $14.74  $(7.58)  (51)  %  Net (loss) income per diluted share from discontinued ops  0.00  0.36  (0.36)  nm  (0.01)  0.94  (0.95)  nm  Net income per diluted share  $2.69  $4.47  $(1.78)  (40)  %  $7.15  $15.68  $(8.53)  (54)  %  Weighted average shares outstanding – diluted (in millions)  49.9  50.0  50.0  50.0  19           ©2022 Bread Financial  nm – not meaningful

Reconciliation of GAAP to Non-GAAP Financial Measures

($ in millions)	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	YTD '21	YTD '22
Pretax pre-provision earnings (PPNR)											
Income before income taxes	$162	$129	$367	$354	$259	$65	$302	$16	$189	$980	$508
Provision for credit losses	207	153	33	(14)	161	363	193	404	304	180	902
Pretax pre-provision earnings (PPNR)	**$369**	**$282**	**$400**	**$340**	**$420**	**$428**	**$495**	**$420**	**$493**	**$1,160**	**$1,410**
Tangible common equity (TCE)											
Total stockholders' equity	$1,323	$1,522	$1,764	$2,048	$2,246	$2,086	$2,268	$2,275	$2,399	$2,246	$2,399
Less: Goodwill and intangible assets, net	(336)	(710)	(704)	(699)	(694)	(686)	(682)	(694)	(690)	(694)	(690)
Tangible common equity (TCE)	**$987**	**$812**	**$1,060**	**$1,349**	**$1,552**	**$1,400**	**$1,586**	**$1,581**	**$1,709**	**$1,552**	**$1,709**
Tangible assets (TA)											
Total assets	$21,113	$22,547	$21,163	$21,812	$22,257	$21,746	$20,938	$21,811	$21,960	$22,257	$21,960
Less: Goodwill and intangible assets, net	(336)	(710)	(704)	(699)	(694)	(686)	(682)	(694)	(690)	(694)	(690)
Tangible assets (TA)	**$20,777**	**$21,837**	**$20,459**	**$21,113**	**$21,563**	**$21,060**	**$20,256**	**$21,117**	**$21,270**	**$21,563**	**$21,270**

bread financial.
©2022 Bread Financial
20

Credit Quality Trends  Net Loss Rates  Delinquency Rates  5 year Max rate: 7.6%  5 year Min rate: 3.9%  5 year Avg rate: ~6%  5 year Max rate: 6.0%  5 year Avg rate: ~5%  5 year Min rate: 3.3%  21  ©2022 Bread Financial  (2)  (3)  The 3Q22 Delinquency rate was impacted by the transition of our credit card processing services.   The 2Q22 Net loss rate includes a 30 basis point increase from the effects of the purchase of previously written-off accounts that were sold to a third-party debt collection agency.  The 3Q22 Net loss rate was impacted by the transition of our credit card processing services. Excluding this impact, which is timing-related, the Net loss rate for the quarter would have been higher.  (1)